Exhibit 99.1

IBM REPORTS 2021 THIRD-QUARTER RESULTS

Revenue Performance Led by Consulting and Software; Solid Cash Generation

Highlights

Third Quarter:

●	Revenue of $17.6 billion, up 0.3 percent (down 0.2 percent adjusting for divested businesses and currency)

- Cloud & Cognitive Software up 3 percent (up 2 percent adjusting for currency)

- Global Business Services up 12 percent (up 11 percent adjusting for currency)

●	Revenue, up 2.5 percent (up 1.9 percent adjusting for divested businesses and currency), normalized to exclude Kyndryl to be separated in November
●	Net cash from operating activities of $16.1 billion and adjusted free cash flow of $11.1 billion, both up $0.3 billion over last 12 months
●	Total cloud revenue over last 12 months of $27.8 billion, up 14 percent (up 11 percent adjusting for divested businesses and currency)

- Cloud & Cognitive Software cloud revenue up 31 percent (up 28 percent adjusting for currency)

- Global Business Services cloud revenue up 30 percent (up 27 percent adjusting for currency)

●	Red Hat revenue up 17 percent, normalized for historical comparability
●	Debt reduced by $7.0 billion since year-end 2020

ARMONK, N.Y., October 20, 2021 . . . IBM (NYSE: IBM) today announced third-quarter 2021 earnings results.

“With the separation of Kyndryl early next month, IBM takes the next step in our evolution as a platform-centric hybrid cloud and AI company," said Arvind Krishna, IBM chairman and chief executive officer. "We continue to make progress in our software and consulting businesses, which represent our higher growth opportunities. With our increased focus and agility to better serve clients, we are confident in achieving our medium-term objectives of mid-single digit revenue growth and strong free cash flow generation.”

	THIRD QUARTER 2021
	All GAAP results include the impact of Kyndryl separation costs*
				Pre-tax		Gross
	Diluted	Net	Pre-tax	Income		Profit
	EPS	Income	Income	Margin		Margin
GAAP from Continuing Operations	$1.25	$1.1B	$1.3B	7.5%		46.4%
Year/Year	(34)%	(33)%	(28)%	(2.9)	Pts	(1.6)	Pts

Operating (Non-GAAP)	$2.52	$2.3B	$2.4B	13.6%		48.0%
Year/Year	(2)%	(1)%	(7)%	(1.0)	Pts	(1.0)	Pts

GAAP EPS results include impacts related to the amortization of purchased intangible assets and other acquisition-related charges, retirement-related charges, U.S. tax reform enactment impacts, and transaction costs associated with the Kyndryl separation.

* Impact of Kyndryl separation costs for third quarter 2021 GAAP results: EPS ($0.56) per share; Net Income ($0.5B); Pre-tax Income ($0.3B); Pre-Tax Income Margin (1.6) points; Gross Profit Margin (0.6) points

“We again had solid cash generation for the quarter and over the last year, while maintaining a strong balance sheet and the liquidity to support our hybrid cloud and AI strategy," said James Kavanaugh, IBM senior vice president and chief financial officer. "Our post-separation portfolio mix is shifted toward our growth vectors, with a higher-value recurring revenue stream and strong cash generation, allowing us to continue to invest in the business and provide attractive shareholder returns.”

Cash Flow and Balance Sheet

In the third quarter, the company generated net cash from operating activities of $2.7 billion. IBM’s free cash flow was $0.6 billion, which includes $0.6 billion of cash impacts from the company’s structural actions initiated in the fourth quarter of 2020 and the transaction costs associated with the separation of Kyndryl. IBM’s adjusted free cash flow, excluding these cash impacts, was $1.2 billion. The company returned $1.5 billion to shareholders in dividends.

Over the last 12 months, the company generated net cash from operating activities of $16.1 billion. IBM’s free cash flow for the last 12 months was $9.2 billion. The company’s adjusted free cash flow, excluding cash impacts of $1.8 billion for the structural actions and transaction separation costs, was $11.1 billion.

IBM ended the third quarter with $8.4 billion of cash on hand (includes marketable securities), down $5.9 billion from year-end 2020 reflecting acquisitions of $3.0 billion and debt reduction payments. Debt, including Global Financing debt of $15.9 billion, totaled $54.5 billion, down $7.0 billion since the end of 2020, and down $18.5 billion since closing the Red Hat acquisition.

Segment Results for Third Quarter

●	Cloud & Cognitive Software (includes Cloud & Data Platforms, Cognitive Applications and Transaction Processing Platforms) — revenues of $5.7 billion, up 2.5 percent (up 1.9 percent adjusting for currency). Cloud & Data Platforms grew 10 percent (up 9 percent adjusting for currency), Cognitive Applications revenue was flat (down 1 percent adjusting for currency) and Transaction Processing Platforms declined 9 percent. Cloud revenue up 21 percent (up 20 percent adjusting for currency).
●	Global Business Services (includes Consulting, Application Management and Global Process Services) — revenues of $4.4 billion, up 11.6 percent (up 11.0 percent adjusting for currency), with growth in Consulting, up 17 percent (up 16 percent adjusting for currency), Application Management up 5 percent, and Global Process Services up 19 percent. Cloud revenue up 38 percent (up 37 percent adjusting for currency).
●	Global Technology Services (includes Infrastructure & Cloud Services and Technology Support Services) — revenues of $6.2 billion, down 4.8 percent (down 5.4 percent adjusting for currency). Infrastructure & Cloud Services declined 5 percent (down 6 percent adjusting for currency) and Technology Support Services declined 4 percent (down 5 percent adjusting for currency). Cloud revenue up 1 percent (flat adjusting for currency). Gross profit margin up 120 basis points.
●	Systems (includes Systems Hardware and Operating Systems Software) — revenues of $1.1 billion, down 11.9 percent (down 12.4 percent adjusting for currency), driven by declines in IBM Z (down 33 percent) and Power systems down 24 percent (down 25 percent adjusting for currency). Storage Systems grew 11 percent. Cloud revenue down 42 percent (down 43 percent adjusting for currency).
●	Global Financing (includes financing and used equipment sales) — revenues of $220 million, down 19.2 percent (down 19.8 percent adjusting for currency).

Year-To-Date 2021 Results

Revenues for the nine-month period ended September 30, 2021 totaled $54.1 billion, an increase of 1.6 percent year to year (down 1 percent adjusting for divested businesses and currency) compared with $53.3 billion for the first nine months of 2020. Net income was $3.4 billion, down 19 percent year to year, reflecting the impact of $0.7 billion of transaction costs associated with the Kyndryl separation. Diluted earnings per share was $3.77 compared with $4.72 per diluted share for the 2020 period, a decrease of 20 percent.

GAAP earnings per share results include a ($2.85) per-share impact for charges related to amortization of purchased intangible assets and other acquisition-related charges, retirement-related charges, U.S. tax reform enactment impacts, and transaction costs associated with the Kyndryl separation. The impact of the Kyndryl separation costs was ($0.76) per share.

Operating (non-GAAP) net income for the nine months ended September 30, 2021 was $6.0 billion compared with $5.9 billion in the prior-year period, an increase of 1.3 percent. Operating (non-GAAP) diluted earnings per share from continuing operations was $6.62 compared with $6.60 per diluted share for the 2020 period, flat year to year.

Forward-Looking and Cautionary Statements

Except for the historical information and discussions contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including, but not limited to, the following: a downturn in economic environment and client spending budgets; a failure of the company’s innovation initiatives; damage to the company’s reputation; risks from investing in growth opportunities; failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; the possibility that the proposed separation of the managed infrastructure services unit of the company’s Global Technology Services segment will not be completed within the anticipated time period or at all, the possibility of disruption or unanticipated costs in connection with the proposed separation or the possibility that the separation will not achieve its intended benefits; the company’s ability to successfully manage acquisitions, alliances and dispositions, including integration challenges, failure to achieve objectives, the assumption of liabilities, and higher debt levels; fluctuations in financial results; impact of local legal, economic, political, health and other conditions; the company’s failure to meet growth and productivity objectives; ineffective internal controls; the company’s use of accounting estimates; impairment of the company’s goodwill or amortizable intangible assets; the company’s ability to attract and retain key employees and its reliance on critical skills; impacts of relationships with critical suppliers; product quality issues; impacts of business with government clients; reliance on third party distribution channels and ecosystems; cybersecurity and data privacy considerations; adverse effects from environmental matters, tax matters; legal proceedings and investigatory risks; the company’s pension plans; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s Form 10-Qs, Form 10-K and in the company’s other filings with the U.S. Securities and Exchange Commission or in materials incorporated therein by reference. Any forward-looking statement in this release speaks only as of the date on which it is made. Except as required by law, the company assumes no obligation to update or revise any forward-looking statements.

Presentation of Information in this Press Release

In an effort to provide investors with additional information regarding the company’s results as determined by generally accepted accounting principles (GAAP), the company has also disclosed in this press release the following non-GAAP information, which management believes provides useful information to investors:

IBM results —

●	adjusting for currency (i.e., at constant currency);
●	total revenue and cloud revenue adjusting for divested businesses and currency;
●	total revenue normalized to exclude Kyndryl to be separated in November;
●	Red Hat revenue normalized for historical comparability;
●	presenting operating (non-GAAP) earnings per share amounts and related income statement items;
●	free cash flow;
●	adjusted free cash flow.

The rationale for management’s use of these non-GAAP measures is included in Exhibit 99.2 in the Form 8-K that includes this press release and is being submitted today to the SEC.

Conference Call and Webcast

IBM’s regular quarterly earnings conference call is scheduled to begin at 5:00 p.m. EDT, today. The Webcast may be accessed via a link at https://www.ibm.com/investor/events/earnings-3q21. Presentation charts will be available shortly before the Webcast.

Financial Results Below (certain amounts may not add due to use of rounded numbers; percentages presented are calculated from the underlying whole-dollar amounts).

Contact:	IBM
Sarah Meron, 347-891-1770
sarah.meron@ibm.com

Tim Davidson, 914-844-7847
tfdavids@us.ibm.com

INTERNATIONAL BUSINESS MACHINES CORPORATION

COMPARATIVE FINANCIAL RESULTS

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
REVENUE
Cloud & Cognitive Software	$5,692	$5,553	$17,227	$16,540
Global Business Services	4,427	3,965	13,002	11,992
Global Technology Services	6,154	6,462	18,866	19,245
Systems	1,107	1,257	4,251	4,477
Global Financing	220	273	702	837
Other	18	50	45	163
TOTAL REVENUE	17,618	17,560	54,093	53,253

GROSS PROFIT	8,171	8,430	25,379	25,052

GROSS PROFIT MARGIN
Cloud & Cognitive Software	77.0%	77.1%	77.1%	76.6%
Global Business Services	29.8%	32.9%	28.6%	29.5%
Global Technology Services	36.2%	35.0%	35.3%	34.4%
Systems	41.3%	51.2%	51.3%	53.7%
Global Financing	25.6%	37.5%	28.4%	39.0%

TOTAL GROSS PROFIT MARGIN	46.4%	48.0%	46.9%	47.0%

EXPENSE AND OTHER INCOME
S,G&A	4,860	4,647	15,368	15,849
R,D&E	1,621	1,515	4,907	4,722
Intellectual property and custom development income	(153)	(134)	(435)	(453)
Other (income) and expense	234	253	911	614
Interest expense	291	323	852	971
TOTAL EXPENSE AND OTHER INCOME	6,852	6,603	21,603	21,704

INCOME/(LOSS) FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	1,319	1,827	3,776	3,348
Pre-tax margin	7.5%	10.4%	7.0%	6.3%
Provision for/(Benefit from) income taxes	188	128	365	(888)
Effective tax rate	14.3%	7.0%	9.7%	(26.5)%

INCOME FROM CONTINUING OPERATIONS	$1,130	$1,698	$3,411	$4,237

DISCONTINUED OPERATIONS
Income/(Loss) from discontinued operations, net of taxes	—	(1)	(1)	(2)

NET INCOME	$1,130	$1,698	$3,410	$4,234

EARNINGS/(LOSS) PER SHARE OF COMMON STOCK
Assuming Dilution
Continuing Operations	$1.25	$1.89	$3.77	$4.72
Discontinued Operations	$0.00	$0.00	$0.00	$0.00
TOTAL	$1.25	$1.89	$3.77	$4.72

Basic
Continuing Operations	$1.26	$1.90	$3.81	$4.76
Discontinued Operations	$0.00	$0.00	$0.00	$0.00
TOTAL	$1.26	$1.90	$3.81	$4.76

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (M’s)
Assuming Dilution	906.0	897.3	904.0	895.8
Basic	897.1	891.4	895.3	889.6

INTERNATIONAL BUSINESS

MACHINES CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

	At	At
	September 30,	December 31,
(Dollars in Millions)	2021	2020
ASSETS:

Current Assets:
Cash and cash equivalents	$7,455	$13,212
Restricted cash	352	463
Marketable securities	600	600
Notes and accounts receivable - trade, net	6,609	7,132
Short-term financing receivables, net	7,161	10,892
Other accounts receivable, net	899	714
Inventories	1,891	1,839
Deferred costs	2,046	2,107
Prepaid expenses and other current assets	2,954	2,206
Total Current Assets	29,967	39,165

Property, plant and equipment, net	9,138	10,040
Operating right-of-use assets, net	4,253	4,686
Long-term financing receivables, net	5,046	7,086
Prepaid pension assets	8,197	7,610
Deferred costs	2,248	2,449
Deferred taxes	8,967	9,241
Goodwill	61,378	59,617
Intangibles, net	13,025	13,796
Investments and sundry assets	1,996	2,282
Total Assets	$144,214	$155,971

LIABILITIES:

Current Liabilities:
Taxes	$2,159	$3,301
Short-term debt	7,575	7,183
Accounts payable	4,248	4,908
Deferred income	12,264	12,833
Operating lease liabilities	1,285	1,357
Other liabilities	8,300	10,287
Total Current Liabilities	35,832	39,869

Long-term debt	46,926	54,355
Retirement related obligations	16,764	18,248
Deferred income	3,965	4,301
Operating lease liabilities	3,192	3,574
Other liabilities	15,179	14,897
Total Liabilities	121,858	135,244

EQUITY:

IBM Stockholders’ Equity:
Common stock	57,189	56,556
Retained earnings	161,747	162,717
Treasury stock — at cost	(169,406)	(169,339)
Accumulated other comprehensive income/(loss)	(27,302)	(29,337)
Total IBM Stockholders’ Equity	22,228	20,597

Noncontrolling interests	129	129
Total Equity	22,357	20,727

Total Liabilities and Equity	$144,214	$155,971

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW ANALYSIS

(Unaudited)

					Trailing Twelve
	Three Months Ended		Nine Months Ended		Months Ended
	September 30,		September 30,		September 30,
(Dollars in Millions)	2021	2020	2021	2020	2021
Net Cash Provided by Operating Activities per GAAP:	$2,713	$4,286	$10,252	$12,337	$16,111

Less: Change in Global Financing (GF) Receivables	1,472	2,353	5,235	5,324	4,260
Capital Expenditures, net	(638)	(829)	(1,855)	(2,262)	(2,635)

Free Cash Flow	603	1,104	3,162	4,751	9,216

Structural actions initiated in 4Q20 & Separation charges (1)	566	—	1,792	—	1,841

Adjusted Free Cash Flow	1,170	1,104	4,954	4,751	11,057

Free Cash Flow	603	1,104	3,162	4,751	9,216

Acquisitions	(152)	(17)	(3,018)	(37)	(3,317)
Divestitures	51	(248)	26	510	19
Dividends	(1,471)	(1,453)	(4,395)	(4,343)	(5,850)
Non-GF Debt	1,187	1,019	(1,143)	4,977	(5,899)
Other (includes GF Net Receivables and GF Debt)	22	1,098	(500)	886	(1,516)

Change in Cash, Cash Equivalents, Restricted Cash and Short-term Marketable Securities	$241	$1,503	$(5,868)	$6,744	$(7,347)

(1) Includes cash impacts incurred in the period related to structural actions initiated in 4Q20 and separation related costs.

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in Millions)	2021	2020	2021	2020
Net Income from Operations	$1,130	$1,698	$3,410	$4,234
Depreciation/Amortization of Intangibles	1,684	1,683	5,036	4,996
Stock-based Compensation	262	222	719	658
Working Capital / Other	(1,834)	(1,670)	(4,147)	(2,874)
Global Financing A/R	1,472	2,353	5,235	5,324
Net Cash Provided by Operating Activities	$2,713	$4,286	$10,252	$12,337
Capital Expenditures, net of payments & proceeds	(638)	(829)	(1,855)	(2,262)
Divestitures, net of cash transferred	51	(248)	26	510
Acquisitions, net of cash acquired	(152)	(17)	(3,018)	(37)
Marketable Securities / Other Investments, net	109	762	(453)	(680)
Net Cash Provided by/(Used in) Investing Activities	$(629)	$(332)	$(5,300)	$(2,470)
Debt, net of payments & proceeds	(287)	(252)	(6,086)	1,067
Dividends	(1,471)	(1,453)	(4,395)	(4,343)
Common Stock Transactions - Other	9	16	(181)	(152)
Net Cash Provided by/(Used in) Financing Activities	$(1,748)	$(1,689)	$(10,662)	$(3,428)
Effect of Exchange Rate changes on Cash	(94)	101	(159)	(200)
Net Change in Cash, Cash Equivalents and Restricted Cash	$241	$2,366	$(5,868)	$6,239

INTERNATIONAL BUSINESS MACHINES CORPORATION

SEGMENT DATA

(Unaudited)

	Three Months Ended September 30, 2021
	Cloud &	Global	Global
	Cognitive	Business	Technology		Global
(Dollars in Millions)	Software	Services	Services	Systems	Financing
Revenue
External	$5,692	$4,427	$6,154	$1,107	$220
Internal	764	53	317	176	153
Total Segment Revenue	$6,456	$4,480	$6,471	$1,283	$373

Pre-tax Income/(Loss) from Continuing Operations	1,675	587	383	(207)	206

Pre-tax Margin	25.9%	13.1%	5.9%	(16.1)%	55.1%

Change YTY Revenue - External	2.5%	11.6%	(4.8)%	(11.9)%	(19.2)%
Change YTY Revenue - External @constant currency	1.9%	11.0%	(5.4)%	(12.4)%	(19.8)%

	Three Months Ended September 30, 2020
	Cloud &	Global	Global
	Cognitive	Business	Technology		Global
(Dollars in Millions)	Software	Services	Services	Systems	Financing
Revenue
External	$5,553	$3,965	$6,462	$1,257	$273
Internal	875	49	312	240	208
Total Segment Revenue	$6,428	$4,014	$6,774	$1,497	$480

Pre-tax Income/(Loss) from Continuing Operations	1,834	570	399	(37)	196

Pre-tax Margin	28.5%	14.2%	5.9%	(2.5)%	40.7%

INTERNATIONAL BUSINESS MACHINES CORPORATION

SEGMENT DATA

(Unaudited)

	Nine Months Ended September 30, 2021
	Cloud &	Global	Global
	Cognitive	Business	Technology		Global
(Dollars in Millions)	Software	Services	Services	Systems	Financing
Revenue
External	$17,227	$13,002	$18,866	$4,251	$702
Internal	2,322	166	956	606	581
Total Segment Revenue	$19,549	$13,168	$19,822	$4,857	$1,283

Pre-tax Income/(Loss) from Continuing Operations	4,822	1,349	903	(33)	618

Pre-tax Margin	24.7%	10.2%	4.6%	(0.7)%	48.1%

Change YTY Revenue - External	4.2%	8.4%	(2.0)%	(5.1)%	(16.2)%
Change YTY Revenue - External @constant currency	1.7%	5.5%	(4.9)%	(7.0)%	(18.0)%

	Nine Months Ended September 30, 2020
	Cloud &	Global	Global
	Cognitive	Business	Technology		Global
(Dollars in Millions)	Software	Services	Services	Systems	Financing
Revenue
External	$16,540	$11,992	$19,245	$4,477	$837
Internal	2,431	150	911	628	660
Total Segment Revenue	$18,971	$12,142	$20,155	$5,106	$1,497

Pre-tax Income/(Loss) from Continuing Operations	4,475	1,203	471	(7)	566

Pre-tax Margin	23.6%	9.9%	2.3%	(0.1)%	37.8%

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended September 30, 2021
	Continuing Operations
		Acquisition-		Retirement-		Tax		Separation-
		Related		Related		Reform		Related		Operating
	GAAP	Adjustments (1)		Adjustments (2)		Impacts		Charges (4)		(Non-GAAP)
Gross Profit	$8,171	$184		$—		$—		$108		$8,463
Gross Profit Margin	46.4%	1.0	Pts	—	Pts	—	Pts	0.6	Pts	48.0%
S,G&A	4,860	(293)		—		—		(169)		4,398
R,D&E	1,621	—		—		—		(1)		1,620
Other (Income) & Expense	234	(1)		(328)		—		—		(94)
Interest Expense	291	—		—		—		—		291
Total Expense & Other (Income)	6,852	(294)		(328)		—		(169)		6,061
Pre-tax Income from Continuing Operations	1,319	478		328		—		277		2,402
Pre-tax Income Margin from Continuing Operations	7.5%	2.7	Pts	1.9	Pts	—	Pts	1.6	Pts	13.6%
Provision for/(Benefit from) Income Taxes (3)	188	103		57		—		(233)		115
Effective Tax Rate	14.3%	1.5	Pts	0.4	Pts	—	Pts	(11.4)	Pts	4.8%
Income from Continuing Operations	1,130	375		271		—		510		2,286
Income Margin from Continuing Operations	6.4%	2.1	Pts	1.5	Pts	—	Pts	2.9	Pts	13.0%
Diluted Earnings/(Loss) Per Share: Continuing Operations	$1.25	$0.41		$0.30		$—		$0.56		$2.52

	Three Months Ended September 30, 2020
	Continuing Operations
		Acquisition-		Retirement-		Tax		Separation-
		Related		Related		Reform		Related		Operating
	GAAP	Adjustments (1)		Adjustments (2)		Impacts		Charges (4)		(Non-GAAP)
Gross Profit	$8,430	$180		$—		$—		$—		$8,610
Gross Profit Margin	48.0%	1.0	Pts	—	Pts	—	Pts	—	Pts	49.0%
S,G&A	4,647	(279)		—		—		—		4,367
R,D&E	1,515	—		—		—		—		1,515
Other (Income) & Expense	253	(1)		(291)		—		—		(39)
Interest Expense	323	—		—		—		—		323
Total Expense & Other (Income)	6,603	(280)		(291)		—		—		6,032
Pre-tax Income/(Loss) from Continuing Operations	1,827	460		291		—		—		2,578
Pre-tax Income Margin from Continuing Operations	10.4%	2.6	Pts	1.7	Pts	—	Pts	—	Pts	14.7%
Provision for/(Benefit from) Income Taxes (3)	128	102		54		(21)		—		263
Effective Tax Rate	7.0%	2.7	Pts	1.3	Pts	(0.8)	Pts	—	Pts	10.2%
Income from Continuing Operations	1,698	358		237		21		—		2,315
Income Margin from Continuing Operations	9.7%	2.0	Pts	1.4	Pts	0.1	Pts	—	Pts	13.2%
Diluted Earnings/(Loss) Per Share: Continuing Operations	$1.89	$0.40		$0.26		$0.03		$—		$2.58

(1)  Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.

(2)  Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs.

(3)  Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.

(4) Kyndryl separation charges primarily relate to transaction and third-party support costs, business separation and applicable employee retention fees, pension settlements and related tax separation charges.

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

	Nine Months Ended September 30, 2021
	Continuing Operations
		Acquisition-		Retirement-		Tax		Separation-
		Related		Related		Reform		Related		Operating
	GAAP	Adjustments (1)		Adjustments (2)		Impacts		Charges (4)		(Non-GAAP)
Gross Profit	$25,379	$540		$—		$—		$168		$26,087
Gross Profit Margin	46.9%	1.0	Pts	—	Pts	—	Pts	0.3	Pts	48.2%
S,G&A	15,368	(884)		—		—		(343)		14,141
R,D&E	4,907	—		—		—		(1)		4,906
Other (Income) & Expense	911	(2)		(998)		—		—		(90)
Interest Expense	852	—		—		—		—		852
Total Expense & Other (Income)	21,603	(886)		(998)		—		(344)		19,374
Pre-tax Income from Continuing Operations	3,776	1,426		998		—		513		6,713
Pre-tax Income Margin from Continuing Operations	7.0%	2.6	Pts	1.8	Pts	—	Pts	0.9	Pts	12.4%
Provision for/(Benefit from) Income Taxes (3)	365	344		185		6		(174)		725
Effective Tax Rate	9.7%	3.1	Pts	1.3	Pts	0.1	Pts	(3.3)	Pts	10.8%
Income from Continuing Operations	3,411	1,082		813		(6)		687		5,988
Income Margin from Continuing Operations	6.3%	2.0	Pts	1.5	Pts	(0.0)	Pts	1.3	Pts	11.1%
Diluted Earnings/(Loss) Per Share: Continuing Operations	$3.77	$1.20		$0.90		$(0.01)		$0.76		$6.62

	Nine Months Ended September 30, 2020
	Continuing Operations
		Acquisition-		Retirement-		Tax		Separation-
		Related		Related		Reform		Related		Operating
	GAAP	Adjustments (1)		Adjustments (2)		Impacts		Charges (4)		(Non-GAAP)
Gross Profit	$25,052	$556		$—		$—		$—		$25,608
Gross Profit Margin	47.0%	1.0	Pts	—	Pts	—	Pts	—	Pts	48.1%
S,G&A	15,849	(849)		—		—		—		15,000
R,D&E	4,722	—		—		—		—		4,722
Other (Income) & Expense	614	(2)		(829)		—		—		(217)
Interest Expense	971	—		—		—		—		971
Total Expense & Other (Income)	21,704	(851)		(829)		—		—		20,024
Pre-tax Income from Continuing Operations	3,348	1,407		829		—		—		5,584
Pre-tax Income Margin from Continuing Operations	6.3%	2.6	Pts	1.6	Pts	—	Pts	—	Pts	10.5%
Provision for/(Benefit from) Income Taxes (3)	(888)	312		119		128		—		(329)
Effective Tax Rate	(26.5)%	12.3	Pts	6.1	Pts	2.3	Pts	—	Pts	(5.9)%
Income from Continuing Operations	4,237	1,095		710		(128)		—		5,913
Income Margin from Continuing Operations	8.0%	2.1	Pts	1.3	Pts	(0.2)	Pts	—	Pts	11.1%
Diluted Earnings/(Loss) Per Share: Continuing Operations	$4.72	$1.23		$0.79		$(0.14)		$—		$6.60

(1)  Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.

(2)  Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs.

(3)  Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.

(4) Kyndryl separation charges primarily relate to transaction and third-party support costs, business separation and applicable employee retention fees, pension settlements and related tax separation charges.

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

					Trailing
	Three Months Ended		Nine Months Ended		Twelve Months Ended
	September 30, 2021		September 30, 2021		September 30, 2021
	Change YTY		Change YTY		Change YTY
Revenue Adjusting for Divested Businesses and Currency	Total IBM		Total IBM		Cloud

Revenue as reported	0.3%		1.6%		13.6%
Impact from divested businesses	0.0	Pts	0.1	Pts	0.3	Pts
Currency impact	(0.6)	Pts	(2.7)	Pts	(2.8)	Pts
Revenue adjusting for divested businesses and currency (non-GAAP)	(0.2)%		(1.0)%		11.1%

	Three Months Ended
	September 30, 2021
Total IBM Revenue, Normalized to Exclude Kyndryl	Change YTY

Revenue as reported	0.3%
Impact from Kyndryl (1)	2.1	Pts
Revenue normalized to exclude Kyndryl (non-GAAP)	2.5%
Impact from divested businesses	0.1	Pts
Currency impact	(0.7)	Pts
Revenue normalized to exclude Kyndryl, adjusted for divested businesses and currency (non-GAAP)	1.9%

(1) Estimated as of September 30, 2021.

Three Months Ended
September 30, 2021
Red Hat Revenue, Normalized for Historical Comparability	Change YTY

Red Hat Revenue GAAP growth rate (1)	23%
Impact from purchase accounting deferred revenue and intercompany adjustments (2)	(6) Pts
Red Hat revenue growth rate, normalized for historical comparability (non-GAAP)	17%
Impact from currency	(0) Pts
Red Hat revenue growth rate, normalized for historical comparability and adjusting for currency (non-GAAP)	17%

(1) Represents change in GAAP revenue as reported by IBM, which is included in the Cloud & Cognitive Software segment.

(2) Represents change in the third-quarter 2021 impact of the deferred revenue purchase accounting adjustment and adjustments to add back revenue which was eliminated for sales between Red Hat and IBM. This line represents revenue that would have been recognized by Red Hat under GAAP if the acquisition had not occurred, but was not recognized by IBM due to purchase accounting and intercompany adjustments.